UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   August 3, 2007

Actavision Ventures, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-52514	To be applied
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

30990 Huntsman Dr E

Farmington, MI 48331

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

248-318-3810

(ISSUER TELEPHONE NUMBER)

305 Madison Avenue, Suite 1166, New York, NY 10165

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

On September 30, 2007 (the "Closing Date"), pursuant to the terms of a Share Purchase Agreement, Ching-Sang Hong purchased a total of 31,340,000 shares of the issued and outstanding common stock of Actavision Ventures, Inc. (the "Company") from William Tay, the sole officer, director and shareholder of the Company, for an aggregate of $45,000 in cash. The total of 31,340,000 shares represented 100% of the shares of outstanding common stock of the Company at the time of transfer.  Mr. Ching-Sang used private funds to purchase the shares of the Company. As part of the acquisition, and pursuant to the Share Purchase Agreement, the following changes to the Company's directors and officers have occurred:

o	As of September 30, 2007 Ching-Sang Hong was appointed Chairman of the Board of Directors, President of the Company.

o

William Tay then resigned as a member of the Company's Board of Directors and as the Company's President, Chief Executive Officer, Chief Financial Officer, Chairman of the Board and Secretary, effective September 30, 2007.

In connection with the change in control, we changed our executive offices to 30990 Huntsman Drive E, Farmington, MI 48331.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

William Tay resigned as a member of the Company's Board of Directors effective as of September 30, 2007. William Tay also resigned as the Company's President, Chief Executive Officer, and Chairman of the Board, effective September 30, 2007. The resignation was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Ching-Sang Hong was appointed as the Company’s Chairman of the Board and President effective September 30, 2007.

Mr. Ching-Sang Hong, Chairman & President

For the past five years, Mr. Ching-Sang Hong worked for City Network of Taiwan as their VP of international sales.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired:
None
(b)	Pro Forma Financial Information
None
(c)	Exhibits.
10.1	Share Purchase Agreement signed August 3, 2007 between William Tay and Ching-Sang Hong.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Actavision Ventures, Inc.

By:	/s/ Ching-Sang Hong
Ching-Sang Hong Chairman and President

Dated: September 30, 2007

EXHIBIT 10.1

SHARE PURCHASE AGREEMENT

This Agreement made as of the 3rd day of August, 2007 (“Agreement”), by and between William Tay, with an address at 305 Madison Avenue, Suite 1166, New York, NY 10165 ("Seller"), and Ching-Sang Hong, with an address at 30990 Huntsman Drive, Farmington, MI 48331 ("Purchaser").

W I T N E S S E T H:

WHEREAS, Seller is the record owner and holder of 31,340,000 Common Shares, par value $.0001 par value (the “Shares”), of ACTAVISION VENTURES, INC., a Delaware corporation ("Corporation”), which Corporation has 31,340,000 shares of common stock, issued and outstanding as of the date of this Agreement, as more fully described in the attached Exhibit A.

WHEREAS, Purchaser desires to purchase 31,340,000 of the Shares from Seller, which constitutes 100% of the Corporation’s issued and outstanding shares as of the date of this Agreement and Seller desires to sell such Shares upon the terms and conditions hereinafter set forth;

WHEREAS, Seller will use his best effort (for a flat fee of US$2500 to be paid by the Purchaser after the Closing) to procure a duly licensed and registered market maker/broker-dealer to sponsor the Corporation’s securities for trading on the OTC Pink Sheets, maintained by Pink Sheets LLC, after the Corporation completes a business combination with an operating business and has complied with all of the Corporation’s reporting obligations and/or registration statement filings with the U.S. Securities and Exchange Commission;

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained in this Agreement, and in order to consummate the purchase and sale of the Corporation’s Shares, it is hereby agreed, as follows:

1.

PURCHASE AND SALE OF SHARES.  Subject to the terms and conditions of this Agreement, Purchaser agrees to purchase at the Closing and the Seller agrees to sell to Purchaser at the Closing, 31,340,000 of Seller’s Shares for a total price of Forty-Five Thousand and 00/100 U.S. dollars (US$45,000.00) (the “Purchase Price”).

2.

GOOD FAITH DEPOSIT.  At the signing of this Agreement, or no later than August 6, 2007, Purchaser agrees to wire transfer to an account to be designated by Seller, the sum of Two Thousand and 00/100 U.S. dollars (US$2,000.00), and, on or before August 20, 2007, the sum of Two Thousand Five Hundred and 00/100 U.S. dollars (US$2,500.00) as deposit payments totaling Four Thousand Five Hundred and 00/100 U.S. dollars (US$4,500.00), or 10% of the Purchase Price.  At the Closing, as defined below, Purchaser will pay the balance of the Purchase Price, Forty Thousand Five Hundred and 00/100 dollars ($40,500.00) to Seller by wire transfer.

3.

CLOSING.  The purchase and sale of the Shares shall take place on or before August 31, 2007; at such time and place as the Purchaser and Seller mutually agree upon orally or in writing (which time and place are designated as the “Closing”).  At Closing, Purchaser shall deliver to Seller, in cash, by wire transfer to an account to be designated by Seller, the balance of the Purchase Price in the amount of Forty Thousand Five Hundred and 00/100 dollars ($40,500.00), and Seller will immediately deliver the following to Purchaser: (A) the certificates representing the Shares transferred hereunder, duly endorsed for transfer to the Purchaser or accompanied by appropriate stock powers, (B) the original of the Certificate of Incorporation and bylaws, (C) all corporate books and records (including all accounting records and SEC filings to date); and (D) written resignations of incumbent directors and officers of the Corporation.

4.

REPRESENTATIONS AND WARRANTIES OF SELLER.  Seller, as sole director and officer of Corporation, hereby represents and warrants to Purchaser that:

(i)

Corporation is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to carry on the business it is now being conducted.  Corporation and/or Seller do not require any consent and/or authorization, declaration or filing with any government or regulatory authority to undertake nay actions herein;

(ii)

Corporation has filed with the United States Securities and Exchange Commission (‘SEC”) a registration statement on Form 10-SB effective pursuant to the Securities Exchange Act of 1934 and is a reporting company pursuant to Section 12(g) thereunder.

(iii)

Corporation has timely filed and is current on all reports required to be filed by it pursuant to Sections 13 and 15 of the Securities Exchange Act of 1934.

(iv)

Corporation is newly formed with no financial information available other than the financial information included in its SEC filings;

(v)

There are no legal actions, suits, arbitrations, or other administrative, legal or governmental proceedings threatened or pending against the Corporation and/or Seller or against the Seller or other employee, officer, director or stockholder of Corporation.  Additionally, Seller is not aware of any facts which may/might result in or form a basis of such action, suit, arbitration or other proceeding on any basis whatsoever;

(vi)

The Corporation has no subsidiaries or any direct or indirect ownership interest in any other corporation, partnership, association, firm or business in any manner;

(vii)

The Corporation and/or Seller does not have in effect nor has any present intention to put into effect any employment agreements, deferred compensation, pension retirement agreements or arrangements, options arrangements, bonus, stock purchase agreements, incentive or profit–sharing plans;

(viii)

No person or firm has, or will have, any right, interest or valid claim against the Corporation for any commission, fee or other compensation in connection with the sale of the Shares herein as a finder or broker or in any similar capacity as a result of any act or omission by the Corporation and/or Seller or anyone acting on behalf of the Corporation and/or Seller;

(ix)

The business and operation of the Corporation has and will be conducted in accordance with all applicable laws, rules, regulations, judgments.  Neither the execution, delivery or performance of this Agreement (A) violates the Corporation’s by-laws, Certificate of Incorporation, Shareholder Agreements or any existing resolutions; and, (B) will cause the Corporation to lose any benefit or any right or privilege it enjoys under the Securities Act (“Act”) or other applicable state securities laws;

(x)

Corporation has not conducted any business and/or entered into any agreements with third-parties;

(xi)

This Agreement has been duly executed and delivered by constitutes a valid and binding instrument, enforceable in accordance with its terms and does not conflict with or result in a breach of or in violation of the terms, conditions or provisions of any agreement, mortgage, lease or other instrument or indenture to which Corporation and/or Seller a party or by which they are bound;

(xii)

Seller is the legal and beneficial owner of the Shares and has good and marketable title thereto, free and clear of any liens, claims, rights and encumbrances;

(xiii)

Seller warrants that the Corporation being transferred shall be transferred with no liabilities and little or no assets, and shall defend and hold Purchaser and the Corporation harmless against any action by any third party against either of them arising out of, or as a consequence of, any act or omission of Seller or the Corporation prior to, or during the closing contemplated by this contract of sale; and,

(xiv)

The information contained on Exhibit A is true and correct.

5.

REPRESENTATIONS AND WARRANTIES OF PURCHASER.  Purchaser hereby represents and warrants to Seller that:

(i)

Purchaser has the power and authority to execute and deliver this Agreement, to perform his obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Purchaser and constitutes a valid and binding instrument, enforceable in accordance with its terms;

(ii)

The execution, delivery and performance of this Agreement is in compliance with and does not conflict with or result in a breach of or in violation of the terms, conditions or provisions of any agreement, mortgage, lease or other instrument or indenture to which Purchaser is a party or by which Purchaser is bound;

(iii)

At no time was Purchaser presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising; and,

(iv)

Purchaser is purchasing the Shares solely for his own account for the purpose of investment and not with a view to, or for sale in connection with, any distribution of any portion thereof in violation of any applicable securities law.

(v)

The Purchaser is an "accredited investor" as defined under Rule 501 under the Securities Act.

(vi)

Purchaser hereby agrees that such shares are restricted pursuant to Rule 144 and therefore subject to Rule 144 resale requirements.

6.

NOTICES.  Notice shall be given by certified mail, return receipt requested, the date of notice being deemed the date of postmarking. Notice, unless either party has notified the other of an alternative address as provided hereunder, shall be sent to the address as set forth herein:

Seller:

William Tay, President

Actavision Ventures, Inc.

305 Madison Avenue, Suite 1166

New York, NY 10165

FAX: (917) 591-2648

Purchaser:

Ching-Sang Hong

30990 Huntsman Drive

Farmington, MI 48331

7.

GOVERNING LAW.  This Agreement shall be interpreted and governed in accordance with the laws of the State of Delaware.   The parties herein waive trial by jury.  In the event that litigation results or arise out of this Agreement or the performance thereof, the parties agree that the prevailing party is entitled to reimbursement for the non-prevailing party of reasonable attorney’s fee, costs, expenses, in addition to any other relief to which the prevailing party may be entitled.

8.

CONDITIONS TO CLOSING.  The Closing is conditioned upon the fulfillment by the Seller of the satisfaction of the representations and warranties made herein being true and correct in all material respects as of the date of Closing.

9.

SEVERABILITY.  In the event that any term, covenant, condition, or other provision contained herein is held to be invalid, void or otherwise unenforceable by any court of competent jurisdiction, the invalidity of any such term, covenant, condition, provision or Agreement shall in no way affect any other term, covenant, condition or provision or Agreement contained herein, which shall remain in full force and effect.

10.

ENTIRE AGREEMENT.  This Agreement contains all of the terms agreed upon by the parties with respect to the subject matter hereof. This Agreement has been entered into after full investigation.

11.

INVALIDITY.  If any paragraph of this Agreement shall be held or declared to be void, invalid or illegal, for any reason, by any court of competent jurisdiction, such provision shall be ineffective but shall not in any way invalidate or effect any other clause, Paragraph, section or part of this Agreement.

12.

GENDER AND NUMBER; SECTION HEADINGS.  Words importing a particular gender mean and include the other gender and words importing a singular number mean and include the plural number and vice versa, unless the context clearly indicated to the contrary.  The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

13.

AMENDMENTS.  No amendments or additions to this Agreement shall be binding unless in writing, signed by both parties, except as herein otherwise provided.

14.

ASSIGNMENT.  Neither party may assign this Agreement without the express written consent of the other party.  Any agreed assignment by the Seller shall be effectuated by all the necessary corporate authorizations and governmental and/or regulatory filings.

15.

CLOSING DOCUMENTS.  Seller and Purchaser agree, at any time, to execute, and acknowledge where appropriate, and to deliver any and all documents/instruments, and take such further action, which may necessary to carry out the terms, conditions, purpose and intentions of this Agreement.  This paragraph shall survive the Closing.

16.

EXCLUSIVE AGREEMENT; AMENDMENT. This Agreement supersedes all prior agreements or understandings among the parties with respect to its subject matter with respect thereto and cannot be changed or terminated orally.

17.

FACSIMILE SIGNATURES. Execution of this Agreement and delivery of signed copies thereof by facsimile signatures from the parties hereto or their agents is acceptable to the parties who waive any objections or defenses based upon lack of an original signature.

18.

PUBLICITY.   Except as otherwise required by law, none of the parties hereto shall issue any press release or make any other public statement, in each case relating to, connected with or arising out of this Agreement or the matters contained herein, without obtaining the prior approval of the other to the contents and the manner of presentation and publication thereof.

IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have signed this Agreement by their duly authorized officers the day and year first above written.

/s/ Ching-Sang Hong

_________________________________

By: Ching-Sang Hong

PURCHASER

/s/ William Tay

_________________________________

William Tay

SELLER

AGREEMENT TO EXTEND CLOSING REGARDING

THE SHARE PURCHASE AGREEMENT

Whereas the parties have entered into a Share Purchase Agreement (referred to as the Agreement);

Whereas in accordance with the said Agreement, the Closing (as defined in the Agreement) was scheduled for August 31, 2007, or sooner unless extended by written mutual agreement;

Whereas the parties have by mutual consent agreed to extend the Closing to on or before September 30, 2007;

Whereas the Purchaser has agreed to pay an extension fee of $975 cash by wire, on or before August 14, 2007, as compensation for the Agreement to Extend the Closing;

The remainder of the Agreement shall remain in full force and effect.

The parties have signed on this 12th day of August, 2007.

"PURCHASER"

/s/ Ching-Sang Hong

By: _________________________________

    Name: Ching-Sang Hong

"SELLER"

/s/ William Tay

By: _________________________________

    Name: William Tay